MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.



                     Supplement dated June 5, 2002 to the
         Statement of Additional Information dated September 20, 2001

     The section captioned "Directors and Officers" is amended as follows:

     The biography of James Ellman appearing on page 15 is deleted and is replaced by the following biography of Andrea Mitroff, who is primarily responsible for the day-to-day management of the Fund's portfolio:

     ANDREA MITROFF (37)--Portfolio Manager(1)(2)--Director of MLIM since 2000 and Vice President of MLIM from 1999 to 2000. Prior to joining MLIM, Ms. Mitroff was a Director of Quantitative Analysis at AIM Funds from 1991 to 1999."


CODE #19060-09-01 ALL